QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 UNITED STATES CODE SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of NorthWestern Corporation (the "Company") on Amendment No. 1 to Form 10-Q/A for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kipp D. Orme, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Kipp D. Orme Vice President and Chief Financial Officer (Principal Financial Officer) September 20, 2002

QuickLinks

CERTIFICATION PURSUANT TO 18 UNITED STATES CODE SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002